Exhibit 99

REGIS CORPORATION:
Jack Nielsen — Director, Finance
(952) 806-1765

For Immediate Release

REGIS REPORTS FIRST QUARTER 2007 RESULTS
-First Quarter EPS Increases to $0.50 Per Diluted Share-

MINNEAPOLIS, October 25, 2006 — Regis Corporation (NYSE:RGS), the global leader in the $150 billion hair care industry, today reported first quarter net income of $23.1 million, or $0.50 per diluted share, a four percent increase over the $22.2 million, or $0.48 per diluted share, reported in the comparable period in fiscal 2006. First quarter earnings per diluted share came in slightly above the high end of the company’s guidance range of $0.44 to $0.48. The incremental two cents per diluted share was largely the result of two factors: a one-time income tax benefit associated with a favorable ruling from the IRS on an open income tax matter and lower than forecasted marketing expenses during the quarter.

The company previously reported revenues for the first quarter ended September 30, 2006 increased nine percent to $639 million versus the comparable period in fiscal 2006.  Same-store sales decreased 0.3 percent for the quarter.

During the quarter, Regis Corporation added a net total of 157 locations. The company constructed 129 salons and franchisees built 66 salons. In addition, Regis acquired 83 salons, including 40 franchise salon buybacks, and one beauty school. The company closed or relocated 81 salons and one hair restoration center during the quarter.

Second Quarter 2007 Outlook

The following outlook pertains to the fiscal second quarter ending December 31, 2006:

•                  Earnings per diluted share are forecasted to be in a range of $0.50 to $0.56, compared to $0.59 a year ago.

•                  Consolidated revenue is forecasted to grow seven percent to nine percent to a range of $650 million to $660 million compared to $607 million a year ago.

•                  Consolidated same-store sales are forecasted to be in a range of negative one percent to positive one percent.

Updated Fiscal Year 2007 Outlook

The following outlook pertains to the fiscal year ending June 30, 2007:

•                  Excluding accretion from future possible acquisitions, earnings per diluted share are forecasted to be in a range of $2.10 to $2.24. The previous forecasted range was $2.22 to $2.34 per diluted share. The reduction in forecasted range is largely due to anticipated start-up costs associated with a new retail product initiative that will be discussed during this morning’s conference call.

•                  Excluding revenue from future possible acquisitions, consolidated revenue is forecasted to grow eight percent to $2.6 billion.

•                  Consolidated same-store sales are forecasted to be in a range of flat to one percent. The previous forecasted range was an increase of one to two percent.

Regis Corporation will host a conference call discussing first quarter results today, October 25, 2006 at 10:00 a.m., Central Time. Interested parties are invited to listen by logging on to www.regiscorp.com or dialing 800-240-7305. A replay of the call will be available until October 27, 2006. The replay phone number is 800-405-2236, access code 11072540#.

About Regis Corporation

Regis Corporation (NYSE:RGS) is the beauty industry’s global leader in salons, hair restoration centers and education. As of September 30, 2006, the company owned or franchised 11,634 worldwide locations; which included 11,490 beauty salons, 89 hair restoration centers and 55 beauty schools operating under concepts such as Supercuts, Jean Louis David, Vidal Sassoon, Regis Salons, MasterCuts, Trade Secret, SmartStyle, Cost Cutters and Hair Club for Men and Women. These and other concepts are located in the US and in ten other countries throughout North America and Europe. For additional information about the company, including management’s current financial outlook and a reconciliation of non-GAAP financial information, please visit the Investor Information section of the corporate website at www.regiscorp.com. To join Regis Corporation’s email alert list, click on this link:

http://www.b2i.us/irpass.asp?BzID=913&to=ea&Nav=1&S=0&L=1

This press release contains “forward-looking statements” within the meaning of the federal securities laws, including statements concerning anticipated future events and expectations that are not historical facts. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements in this document reflect management’s best judgment at the time they are made, but all such statements are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those expressed in or implied by the statements herein. Such forward-looking statements are often identified herein by use of words including, but not limited to, “may,” “believe,” “project,” “forecast,” “expect,” “estimate,” “anticipate” and “plan.” In addition, the following factors could affect the Company’s actual results and cause such results to differ materially from those expressed in forward-looking statements. These factors include competition within the personal hair care industry, which remains strong, both domestically and internationally, and price sensitivity; changes in economic condition; changes in consumer tastes and fashion trends; labor and benefit costs; legal claims; risk inherent to international development (including currency fluctuations); the continued ability of the Company and its franchisees to obtain suitable locations for new salon development; governmental initiatives such as minimum wage rates, taxes and possible franchise legislation; the ability of the Company to successfully identify, acquire and integrate salons and beauty schools that support its growth objectives; the ability of the company to maintain satisfactory relationships with suppliers; or other factors not listed above. The ability of the Company to meet its expected revenue growth is dependent on salon and beauty school acquisitions, new salon construction and same-store sales increases, all of which are affected by many of the aforementioned risks. Additional information concerning potential factors that could affect future financial results is set forth in the Company’s Annual Report on Form 10-K for the year ended June 30, 2006 and included in Form S-3 Registration Statement filed with the Securities and Exchange Commission on June 8, 2005. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. However, your attention is directed to any further disclosures made in our subsequent annual and periodic reports filed or furnished with the SEC on Forms 10-K, 10-Q and 8-K and Proxy Statements on Schedule 14A.

REGIS CORPORATION (NYSE:RGS)
CONDENSED CONSOLIDATED BALANCE SHEET (Unaudited)
as of September 30, 2006 and June 30, 2006
(Dollars in thousands, except per share amounts)

	September 30, 2006	June 30, 2006
ASSETS
Current assets:
Cash and cash equivalents	$146,860	$135,397
Receivables, net	73,652	62,558
Inventories	207,720	193,999
Deferred income taxes	15,938	16,224
Other current assets	44,038	33,588
Total current assets	488,208	441,766

Property and equipment, net	490,610	483,764
Goodwill	795,398	778,228
Other intangibles, net	216,858	216,831
Other assets	70,121	61,475

Total assets	$2,061,195	$1,982,064

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Long-term debt, current portion	$153,326	$101,912
Accounts payable	80,599	70,807
Accrued expenses	223,415	230,236
Total current liabilities	457,340	402,955

Long-term debt	537,770	520,357
Other noncurrent liabilities	188,527	187,345
Total liabilities	1,183,637	1,110,657

Commitments and contingencies

Shareholders’ equity:
Preferred stock, authorized 250,000 shares at September 30, 2006 and June 30, 2006
Common stock, $.05 par value; issued and outstanding 44,858,121 and 45,303,459 common shares at September 30, 2006 and June 30, 2006, respectively	2,244	2,266
Additional paid-in capital	213,982	232,284
Accumulated other comprehensive income	61,288	58,066
Retained earnings	600,044	578,791

Total shareholders’ equity	877,558	871,407

Total liabilities and shareholders’ equity	$2,061,195	$1,982,064

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REGIS CORPORATION (NYSE: RGS)
CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
for the three months ended September 30, 2006 and 2005
(Dollars in thousands, except per share amounts)

	2006	2005
Revenues:
Service	$434,552	$390,969
Product	184,925	173,752
Royalties and fees	19,766	19,508
	639,243	584,229

Operating expenses:
Cost of service	245,525	221,859
Cost of product	94,229	88,536
Site operating expenses	55,806	49,716
General and administrative	77,953	74,067
Rent	92,172	82,835
Depreciation and amortization	29,542	25,896
Total operating expenses	595,227	542,909

Operating income	44,016	41,320

Other income (expense):
Interest	(9,838)	(8,264)
Other, net	811	799

Income before income taxes	34,989	33,855

Income taxes	(11,896)	(11,696)

Net income	$23,093	$22,159

Net income per share:
Basic	$0.51	$0.49
Diluted	$0.50	$0.48

Weighted average common and common equivalent shares outstanding:
Basic	45,044	44,964
Diluted	46,132	46,336

Cash dividends declared per common share	$0.04	$0.04

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REGIS CORPORATION (NYSE: RGS)
CONSOLIDATED STATEMENT OF CASH FLOWS (Unaudited)
for the three months ended September 30, 2006 and 2005
(Dollars in thousands)

	2006	2005
Cash flows from operating activities:
Net income	$23,093	$22,159
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	25,068	21,768
Amortization	2,989	2,878
Deferred income taxes	5,039	83
Asset impairment	1,485	1,250
Excess tax benefits from stock-based compensation plans	(1,170)	(2,713)
Stock-based compensation	1,146	1,675
Other noncash items affecting earnings	187	(136)

Changes in operating assets and liabilities:
Receivables	(10,906)	2,488
Inventories	(11,875)	(14,514)
Other current assets	(10,196)	(9,558)
Other assets	(1,404)	(400)
Accounts payable	10,562	8,459
Accrued expenses	(6,933)	958
Other noncurrent liabilities	4,485	3,606
Net cash provided by operating activities	31,570	38,003

Cash flows from investing activities:
Capital expenditures	(23,929)	(29,654)
Proceeds from sale of assets	118	21
Purchase of salon, school and hair restoration center net assets, net of cash acquired	(22,767)	(35,963)
Other investing activities	(16,147)	—
Net cash used in investing activities	(62,725)	(65,596)

Cash flows from financing activities:
Borrowings on revolving credit facilities	1,211,806	656,729
Payments on revolving credit facilities	(1,149,000)	(617,930)
Proceeds from issuance of long-term debt	25,000	—
Repayments of long-term debt	(25,458)	(12,051)
Excess tax benefits from stock-based compensation plans	1,170	2,713
Other, primarily increase in negative book cash balances	1,177	3,426
Repurchase of common stock	(25,057)	—
Proceeds from issuance of common stock	3,857	5,274
Dividends paid	(1,840)	(1,805)
Net cash provided by financing activities	41,655	36,356

Effect of exchange rate changes on cash and cash equivalents	963	327

Increase in cash and cash equivalents	11,463	9,090

Cash and cash equivalents:
Beginning of period	135,397	102,718
End of period	$146,860	$111,808

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REGIS CORPORATION (NYSE: RGS)
Salon / School / Hair Restoration Center Counts and Revenues

	September 30, 2006	June 30, 2006
SYSTEM-WIDE LOCATIONS:
Company-owned salons	7,723	7,559
Franchise salons	3,767	3,774
Beauty career schools	55	54
Company-owned hair restoration centers	47	48
Franchise hair restoration centers	42	42
	11,634	11,477

SALON LOCATION SUMMARY
NORTH AMERICAN SALONS:

	September 30, 2006	June 30, 2006
REGIS SALONS
Open at beginning of period	1,079	1,093
Salons constructed	6	38
Acquired	33	14
Less relocations	6	16
Salon openings	33	36
Conversions	(1)	—
Salons closed	(4)	(50)
Total, Regis Salons	1,107	1,079

MASTERCUTS
Open at beginning of period	642	636
Salons constructed	6	32
Less relocations	3	8
Salon openings	3	24
Conversions	—	(2)
Salons closed	(4)	(16)
Total, MasterCuts	641	642

TRADE SECRET
Company-owned salons:
Open at beginning of period	615	597
Salons constructed	7	33
Acquired	3	2
Franchise buybacks	—	5
Less relocations	3	6
Salon openings	7	34
Conversions	1	1
Salons closed	(4)	(17)
Total company-owned salons	619	615

Franchise salons:
Open at beginning of period	19	24
Franchise buybacks	—	(5)
Total franchise salons	19	19

Total, Trade Secret	638	634

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	September 30, 2006	June 30, 2006
SMARTSTYLE/COST CUTTERS IN WAL-MART
Company-owned salons:
Open at beginning of period	1,739	1,497
Salons constructed	74	215
Franchise buybacks	12	31
Less relocations	—	2
Salon openings	86	244
Conversions	—	1
Salons closed	—	(3)
Total company-owned salons	1,825	1,739

Franchise salons:
Open at beginning of period	164	184
Salons constructed	1	11
Salon openings	1	11
Franchise buybacks	(12)	(31)
Total franchise salons	153	164

Total, SmartStyle/Cost Cutters in Wal-Mart	1,978	1,903

STRIP CENTERS
Company-owned salons:
Open at beginning of period	3,031	2,728
Salons constructed	30	180
Acquired	—	122
Franchise buybacks	28	104
Less relocations	6	21
Salon openings	52	385
Conversions	—	(2)
Salons closed	(15)	(80)
Total company-owned salons	3,068	3,031

Franchise salons:
Open at beginning of period	2,004	2,102
Salons constructed	39	135
Less relocations	1	18
Salon openings	38	117
Conversions	—	2
Franchise buybacks	(28)	(104)
Salons closed	(15)	(113)
Total franchise salons	1,999	2,004

Total, Strip Centers	5,067	5,035

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	September 30, 2006	June 30, 2006
INTERNATIONAL SALONS (1)
Company-owned salons:
Open at beginning of period	453	426
Salons constructed	6	33
Acquired	7	10
Franchise buybacks	—	2
Less relocations	2	4
Salon openings	11	41
Conversions	—	(2)
Salons closed	(1)	(12)
Total company-owned salons	463	453

Franchise salons:
Open at beginning of period	1,587	1,592
Salons constructed	26	111
Salon openings	26	111
Conversions	—	2
Franchise buybacks	—	(2)
Salons closed	(17)	(116)
Total franchise salons	1,596	1,587

Total international salons	2,059	2,040

TOTAL SYSTEM-WIDE SALONS
Company-owned salons:
Open at beginning of period	7,559	6,977
Salons constructed	129	531
Acquired	43	148
Franchise buybacks	40	142
Less relocations	20	57
Salon openings	192	764
Conversions	—	(4)
Salons closed	(28)	(178)
Total company-owned salons	7,723	7,559

Franchise salons:
Open at beginning of period	3,774	3,902
Salons constructed	66	257
Less relocations	1	18
Salon openings	65	239
Conversions	—	4
Franchise buybacks	(40)	(142)
Salons closed	(32)	(229)
Total franchise salons	3,767	3,774

Total Salons	11,490	11,333

Beauty schools:
Open at beginning of period	54	24
Constructed	—	2
Acquired	1	30
Less relocations	—	2
School openings	1	30
Total beauty schools	55	54

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	September 30, 2006	June 30, 2006
Company-owned hair restoration centers:
Open at beginning of period	48	41
Constructed	—	1
Acquired	—	1
Franchise buybacks	—	7
Less relocations	—	1
Site openings	—	8
Sites Closed	(1)	(1)
Total company-owned hair restoration centers	47	48

Franchise hair restoration centers:
Open at beginning of period	42	49
Franchise buybacks	—	(7)
Total franchise hair restoration centers	42	42

Total hair restoration centers	89	90

Grand total, system-wide	11,634	11,477

(1)             Canadian and Puerto Rican salons are included in the Regis Salons, Strip Center, MasterCuts and Trade Secret concepts and not included in the International salon totals.

(2)             Represents primarily the acquisition of franchise networks.

Relocations represent a transfer of location by the same salon concept.

Conversions represent the transfer of one salon concept to another concept.

REVENUES BY CONCEPT:

	For the Periods Ended September 30,
	Three Months
(Dollars in thousands)	2006	2005

North American salons:
Regis	$122,275	$119,130
MasterCuts	44,049	43,504
Trade Secret (1)	65,462	64,491
SmartStyle	111,290	97,864
Strip Center (1)	191,830	168,554
Total North American Salons	534,906	493,543

International salons (1)	55,875	51,481
Beauty schools	19,365	13,222
Hair restoration centers (1)	29,097	25,983
Consolidated revenues	$639,243	$584,229
Percent change from prior year	9.4%	15.4%

Salon same-store sales increase	(0.3)%	0.7%

(1)             Includes aggregate franchise royalties and fees of $19.8 and $19.5 million for the three months ended September 30, 2006 and 2005, respectively.  North American salon franchise royalties and fees represented 49.6 and 50.4 percent of total franchise revenues in the three months ended September 30, 2006 and 2005, respectively.

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FINANCIAL INFORMATION BY SEGMENT:

Financial information concerning the Company’s salon, school and hair restoration businesses is shown in the following tables.

	For the Three Months Ended September 30, 2006
	Salons		Beauty	Hair Restoration	Unallocated
	North America	International	Schools	Centers	Corporate	Consolidated
	(Dollars in thousands)
Revenues:
Service	$371,199	$33,690	$16,964	$12,699	$—	$434,552
Product	153,908	13,441	2,401	15,175	—	184,925
Royalties and fees	9,799	8,744	—	1,223	—	19,766
	534,906	55,875	19,365	29,097	—	639,243
Operating expenses:
Cost of service	212,372	17,978	8,036	7,139	—	245,525
Cost of product	79,704	7,992	1,802	4,731	—	94,229
Site operating expenses	48,105	2,354	4,330	1,017	—	55,806
General and administrative	29,045	10,170	2,367	6,277	30,094	77,953
Rent	76,895	10,995	2,236	1,664	382	92,172
Depreciation and amortization	20,139	1,872	812	2,334	4,385	29,542
Total operating expenses	466,260	51,361	19,583	23,162	34,861	595,227
Operating income (loss)	68,646	4,514	(218)	5,935	(34,861)	44,016
Other income (expense):
Interest	—	—	—	—	(9,838)	(9,838)
Other, net	—	—	—	—	811	811
Income (loss) before income taxes	$68,646	$4,514	$(218)	$5,935	$(43,888)	$34,989

	For the Three Months Ended September 30, 2005
	Salons		Beauty	Hair Restoration	Unallocated
	North America	International	Schools	Centers	Corporate	Consolidated
	(Dollars in thousands)
Revenues:
Service	$337,193	31,373	$11,802	$10,601	$—	$390,969
Product	146,513	11,701	1,420	14,118	—	173,752
Royalties and fees	9,837	8,407	—	1,264	—	19,508
	493,543	51,481	13,222	25,983	—	584,229
Operating expenses:
Cost of service	193,916	17,014	4,837	6,092	—	221,859
Cost of product	75,891	7,200	1,120	4,325	—	88,536
Site operating expenses	45,009	1,826	1,825	1,056	—	49,716
General and administrative	28,377	10,541	1,925	5,524	27,700	74,067
Rent	69,886	9,838	1,399	1,451	261	82,835
Depreciation and amortization	18,205	1,819	491	2,245	3,136	25,896
Total operating expenses	431,284	48,238	11,597	20,693	31,097	542,909
Operating income (loss)	62,259	3,243	1,625	5,290	(31,097)	41,320
Other income (expense):
Interest	—	—	—	—	(8,264)	(8,264)
Other, net	—	—	—	—	799	799
Income (loss) before income taxes	$62,259	$3,243	$1,625	$5,290	$(38,562)	$33,855

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